UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2022

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Convertible Loan Agreement with Yehuda Nir

As previously disclosed, on April 21, 2022, Orgenesis Inc. (the “Company”) entered into a convertible loan agreement (the “Nir Convertible Loan Agreement”) with Yehuda Nir (“Nir”), pursuant to which Nir loaned the Company $5,000,000 with an interest rate of 6% per annum (based on a 365-day year) and which was payable, along with the principal, on or before October 21, 2022. On May 16, 2022, the Company and Nir entered into the first amendment to such Nir Convertible Loan Agreement (the “First Amendment”) pursuant to which, among other things, the maturity date was extended to July 21, 2023. On October 23, 2022, the Company and Nir entered into a second amendment to such Nir Convertible Loan Agreement, the Convertible Loan Extension Agreement (the “Second Amendment”), which amended the Nir Convertible Loan Agreement as follows:

●	the interest rate will increase from 6% to 10% per annum as of April 21, 2022 on the unconverted and then outstanding loan amount;
●	the maturity date shall be extended from July 21, 2023 to January 20, 2024;
●	the Company agreed to issue a warrant to Nir for the right to purchase 1,111,111 shares of Common Stock, at an exercise price per share of $2.50 per share, which is exercisable at any time beginning April 23, 2023 and ending October 23, 2025 (the “Nir Additional Warrant”); and
●	the Conversion Price (as defined in the Nir Convertible Loan Agreement) shall be amended to a price per share of $2.50 per share instead of $4.50 per share.

The foregoing summaries of the Nir Additional Warrant and Second Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the form of Nir Additional Warrant and Second Amendment attached as Exhibit 4.1 and Exhibit 10.1 to this Current Report on Form 8-K, which are incorporated herein by reference.

Amendment to Convertible Loan Agreement with Ricky Neumann

As previously disclosed, on May 19, 2022, the Company entered into a convertible loan agreement (the “Neumann Convertible Loan Agreement”) with Ricky Neumann ( “Neumann”), pursuant to which Neumann loaned the Company $3,000,000 with an interest rate of 6% per annum (based on a 365-day year), which was payable, along with the principal, on or before August 19, 2023. On October 23, 2022, the Company and Neumann entered into an amendment to such Neumann Convertible Loan Agreement, the Convertible Loan Extension Agreement (the “Neumann Amendment”), which amended the Neumann Convertible Loan Agreement as follows:

●	the interest rate will increase from 6% to 10% per annum as of May 19, 2022 on the unconverted and then outstanding loan amount;
●	the maturity date shall be extended from August 19, 2023 to February 19, 2024;
●	the Company agreed to issue a warrant to Neumann for the right to purchase 666,666 shares of Common Stock, at an exercise price per share of $2.50 per share, which is exercisable at any time beginning April 23, 2023 and ending October 23, 2025 (the “Neumann Additional Warrant”);
●	the prepayment terms were amended to allow the Outstanding Amount (as defined in the Neumann Convertible Loan Agreement) to be prepaid by the Company at Neumann’s option following any financings by the Company as of the Neumann Amendment date, and in the event that any subsidiary of the Company raises financing, the Company will make reasonable commercial efforts to ensure the funds are received in order to repay the loan amount;
●	the Conversion Price (as defined in the Neumann Convertible Loan Agreement) shall be amended to a price per share of $2.50 per share instead of $4.50 per share; and
●	the Company shall pay the legal fees of Neumann in an amount of $7,500 plus value-added tax.

The foregoing summaries of the Neumann Additional Warrant and Neumann Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the form of Neumann Additional Warrant and Neumann Amendment attached as Exhibit 4.2 and Exhibit 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Amendment, Consent and Waiver Agreement

On October 23, 2023 (the “Effective Date”), the Company and Neumann that were parties to the Securities Purchase Agreement, dated as of March 30, 2022 (the “SPA”) and the Registration Rights Agreement, dated as of March 30, 2022 (the “RRA”), entered into an Amendment, Consent and Waiver Agreement (the “RRA Amendment”). Pursuant to the RRA Amendment, the Company and Neumann agreed that Neumann shall (i) consent and agree to an extension of the date for filing the Registration Statement to register the Registrable Securities (as defined in the RRA) to April 3, 2023 and the effective date of such Registration Statement as provided for in the RRA Amendment; and (ii) waive any potential damages or claims under the RRA with respect to the Company’s obligations under the RRA or SPA and release the Company therefrom. In consideration for such consent, agreement, waiver and release, the Company agreed to issue an additional warrant to purchase 174,460 shares of Common Stock to Neumann (the “Neumann Additional PIPE Warrant”) and such Neumann Additional PIPE Warrant shall have an exercise price of $2.50 per share of Common Stock, be exercisable beginning six months and one day after the Effective Date and end 36 months after the Effective Date and be in the same form as the original Warrants issued pursuant to the SPA.

The foregoing summary of the RRA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the form of RRA Amendment attached as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included under Item 1.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The Nir Additional Warrant, the Neumann Additional Warrant and the Neumann Additional PIPE Warrant and the shares of Common Stock issuable upon exercise of such warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and shall be exempt from registration under Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
4.1	Form of Nir Additional Warrant, dated as of October 23, 2022
4.2	Form of Neumann Additional Warrant, dated as of October 23, 2022
10.1	Convertible Loan Extension Agreement, dated as of October 23, 2022, by and between the Company and Yehuda Nir
10.2	Convertible Loan Extension Agreement, dated as of October 23, 2022, by and between the Company and Ricky Neumann
10.3	Amendment, Consent and Waiver Agreement, dated as of October 23, 2022, by and between the Company and Ricky Neumann
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: October 27, 2022	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and
Secretary